                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant  X

Filed by a Party other than the Registrant

Check the appropriate box:

      Preliminary Proxy Statement             Confidential, for Use of
                                              the Commission Only
 X    Definitive Proxy Statement              (as permitted by Rule 14a-6(e)(2))

      Definitive Additional Materials

      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ESB Financial Corporation
  -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X  No fee required.

   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
                                                                      ----------

   (2) Aggregate number of securities to which transaction applies:
                                                                   -------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                       -------------------------

   (4) Proposed maximum aggregate value of transaction:
                                                        ------------------------

   (5) Total fee paid:
                        --------------------------------------------------------


   Fee paid previously with preliminary materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:
                               -------------------------------------------------

   (2) Form, schedule or registration statement no.:
                                                     ---------------------------

   (3) Filing party:
                     -----------------------------------------------------------

   (4) Date filed:
                   -------------------------------------------------------------

                     [ESB Financial Corporation Letterhead]



                                                                 March 15, 2002


Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of ESB Financial Corporation. The meeting will be held at the Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on Wednesday, April 17, 2002, at 4:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

      The Board of Directors of ESB Financial Corporation has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

      It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Let me urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in ESB Financial Corporation is appreciated.

                                          Sincerely,


                                          /s/ Charlotte A. Zuschlag

                                          Charlotte A. Zuschlag
                                          President and Chief Executive Officer

                            ESB FINANCIAL CORPORATION
                               600 LAWRENCE AVENUE
                        ELLWOOD CITY, PENNSYLVANIA 16117
                                 (724) 758-5584

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 2002

                                ----------------

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of ESB Financial Corporation (the "Company") will be held at the Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on Wednesday, April 17, 2002, at 4:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect three directors for a three-year term and until their successors are elected and qualified;

         (2) To amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 10,000,000 to 30,000,000;

         (3) To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 2002; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters which could come before the Annual Meeting.

         The Board of Directors has fixed March 6, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ Frank D. Martz

                                  Frank D. Martz
                                  Group Senior Vice President of Operations and
                                    Secretary

March 15, 2002
Ellwood City, Pennsylvania


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            ESB FINANCIAL CORPORATION

                          ----------------------------

                                 PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 17, 2002

GENERAL

         This Proxy Statement is being furnished to the holders of common stock, $0.01 par value per share ("Common Stock"), of ESB Financial Corporation (the "Company"), the savings and loan holding company of ESB Bank, F.S.B. (including all predecessors thereto, "ESB Bank" or the "Bank"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on Wednesday, April 17, 2002, at 4:00 p.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 15, 2002.

VOTING RIGHTS

         Only stockholders of record at the close of business on March 6, 2002 ("Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 7,313,210 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding.

         Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The persons receiving the greatest number of votes of the Common Stock shall be elected as directors of the Company. The affirmative vote of the holders of a majority of all outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for approval of the proposal to amend the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to increase the number of authorized shares of Common Stock from 10,000,000 to 30,000,000. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors.

         Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have no effect on the voting for the election of directors or the proposal to ratify the appointment of the Company's independent auditors. Because the proposal to amend the Articles of Incorporation requires the approval of the holders of a majority of all outstanding shares of Common Stock, an abstention will have the same effect as a vote against such proposal. Under rules applicable to broker-dealers, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

PROXIES

         Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein; (ii) FOR approval of the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock; (iii) FOR ratification of Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 2002; and (iv) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Frank D. Martz, Group Senior Vice President of Operations and Secretary, ESB Financial Corporation, 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

BENEFICIAL OWNERSHIP

         The following table sets forth information as to the Common Stock beneficially owned, as of March 6, 2002, by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) each director and director nominee of the Company, (iii) certain named executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                                                Amount and Nature of Beneficial            Percent
Name and Address of Beneficial Owner           Ownership as of March 6, 2002(1)        of Common Stock
------------------------------------           --------------------------------        ---------------
ESB Financial Corporation                            939,300(2)                             12.8%
Employee Stock Ownership Plan Trust
600 Lawrence Avenue
Ellwood City, Pennsylvania  16117

Directors and nominees:
     George William Blank, Jr.                        49,326(3)                                *
     Charles Delman                                   45,808(4)                                *
     Lloyd L. Kildoo                                 185,501(5)                              2.5
     Mario J. Manna                                   47,780(6)                                *
     William B. Salsgiver                            231,077(7)                              3.2
     Herbert S. Skuba                                105,624(8)                              1.4
     Edmund C. Smith                                  51,724(9)                                *
     Edwin A. Thaner                                  51,763(10)                               *
     Charlotte A. Zuschlag                           291,548(11)                             3.9

Named Executive Officers:
     Thomas F. Angotti                                64,082(12)                               *
     Charles P. Evanoski                              70,229(13)                               *
     Robert C. Hilliard                               81,578(14)                               *
     Frank D. Martz                                  109,225(15)                             1.5
     Todd F. Palkovich                                57,309(16)                               *

Directors and executive officers
     of the Company as a group (14 persons)        1,442,574(17)                            18.6%

------------------

* Amounts to less than 1.0% of the issued and outstanding Common Stock.

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(2) The ESB Financial Corporation Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the ESB Financial Corporation Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and William B. Salsgiver, George William Blank, Jr., Herbert S. Skuba and Edmund C. Smith who act as trustees of the ESOP ("Trustees"). As of the Voting Record Date, 302,984 shares held in the Trust were unallocated, and 636,316 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will generally be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as trustees.

(3) Includes 8,920 shares owned jointly with Mr. Blank's wife, with whom voting and dispositive power is shared, 9,720 shares held in Mr. Blank's IRA, 4,800 shares held in Mr. Blank's Keogh Account and 12,768 shares which may be acquired by Mr. Blank upon the exercise of stock options.

(4) Includes 19,032 shares owned by Mr. Delman's wife, 1,132 shares held in Mr. Delman's IRA and 25,644 shares which may be acquired by Mr. Delman upon the exercise of stock options.

(5) Includes 34,617 shares held by Mr. Kildoo's wife, 87,103 shares owned jointly with Mr. Kildoo's wife, with whom voting and dispositive power is shared and 20,593 shares which may be acquired by Mr. Kildoo upon the exercise of stock options.

(6) Includes 11,268 shares held by Mr. Manna's wife, 4,987 shares held in Mr. Manna's IRA, 3,402 shares held in Mr. Manna's wife's IRA and 13,057 shares which may be acquired by Mr. Manna upon the exercise of stock options.

(7) Includes 152,304 shares owned jointly with Mr. Salsgiver's wife, with whom voting and dispositive power is shared, 26,182 shares which may be acquired by Mr. Salsgiver upon the exercise of stock options and 12,828 shares held in trust for which he is trustee.

(8) Includes 26,512 shares held by Mr. Skuba's wife, 37,924 shares owned jointly with Mr. Skuba's wife, with whom voting and dispositive power is shared, 2,866 shares held in Mr. Skuba's IRA and 20,350 shares which may be acquired by Mr. Skuba upon the exercise of stock options. Does not include 56,564 shares owned by the Ellwood City Hospital, of which Mr. Skuba serves as President and Chief Executive Officer and as to which beneficial ownership is disclaimed.

(9) Includes 26,182 shares which may be acquired by Mr. Smith upon the exercise of stock options.

(10) Includes 11,027 shares owned jointly with Mr. Thaner's wife, with whom voting and dispositive power is shared, 681 shares held in Mr. Thaner's IRA, 313 shares held in Mr. Thaner's wife's IRA, 178 shares held in Mr. Thaner's wife's profit sharing plan, and 38,698 shares which may be acquired by Mr. Thaner upon the exercise of stock options.

(11) Includes 1,564 shares held in trust for Ms. Zuschlag's niece and four nephews, for which she is custodian, 287 shares held in trust for Ms. Zuschlag's two godsons, for which she is custodian, 5,084 shares held in Ms. Zuschlag's IRA, 100,671 shares which may be acquired by Ms. Zuschlag upon the exercise of stock options, 29,306 shares held by the ESOP for the account of Ms. Zuschlag, 6,400 shares held in a Management Recognition Plan ("MRP") which may be voted by Ms. Zuschlag pending vesting and distribution, and 1,443 shares held by the Company's Retirement Savings and Profit Sharing Plan ("Profit Sharing Plan") account for Ms. Zuschlag. Does not include 11,449 shares held by a trust established by the Company to fund certain benefits to be paid to Ms. Zuschlag pursuant to an Excess Benefit Plan. Ms. Zuschlag does not possess voting or investment power with respect to such shares. See "Executive Compensation - Excess Benefit Plan."

(12) Includes 1,125 shares owned jointly with Mr. Angotti's wife, with whom voting and dispositive power is shared, 3,304 shares held by Mr. Angotti's wife, 40,820 shares which may be acquired by Mr. Angotti upon the exercise of stock options, 7,251 shares held by the ESOP for the account of Mr. Angotti, 800 shares held in a MRP which may be voted by Mr. Angotti pending vesting and distribution, and 5,269 shares held by the Profit Sharing Plan account for Mr. Angotti.

(13) Includes 33,391 shares which may be acquired by Mr. Evanoski upon the exercise of stock options, 13,561 shares held by the ESOP for the account of Mr. Evanoski, 800 shares held in a MRP which may be voted by Mr. Evanoski pending vesting and distribution, and 1,084 shares held by the Profit Sharing Plan account for Mr. Evanoski.

(14) Includes 10,131 shares held by Mr. Hilliard's wife, 1,876 shares held in trust for Mr. Hilliard's son for which Mr. Hilliard's wife is custodian, 26,365 shares which may be acquired by Mr. Hilliard upon the exercise of stock options, 31,069 shares held by the ESOP for the account of Mr. Hilliard, 800 shares held in a MRP which may be voted by Mr. Hilliard pending vesting and distribution, and 996 shares held by the Profit Sharing Plan account for Mr. Hilliard.

(15) Includes 49,864 shares owned jointly with Mr. Martz's wife, with whom voting and dispositive power is shared, 29,557 shares which may be acquired by Mr. Martz upon the exercise of stock options, 5,562 shares which may be acquired by Mr. Martz 's wife upon the exercise of stock options, 16,459 shares held by the ESOP for the account of Mr. Martz, 5,583 shares held by the ESOP for the account of Mr. Martz's wife, 800 shares held in a MRP which may be voted by Mr. Martz pending vesting and distribution, 1,084 shares held by the Profit Sharing Plan account for Mr. Martz and 316 shares held by the Profit Sharing Plan account for Mr. Martz's wife.

(16) Includes 3,426 shares held in Mr. Palkovich's IRA, 33,391 shares which may be acquired by Mr. Palkovich upon the exercise of stock options, 15,925 shares held by the ESOP for the account of Mr. Palkovich, 800 shares held in a MRP which may be voted by Mr. Palkovich pending vesting and distribution, and 1,084 shares held by the Profit Sharing Plan account for Mr. Palkovich.

(17) Includes 453,231 shares which may be acquired by all directors and officers of the Company as a group upon the exercise of stock options. Also includes 119,154, 11,276 and 10,400 shares which are held by the ESOP, the Profit Sharing Plan and the MRP, respectively, which have been allocated to the accounts of participating officers and, consequently, will be voted at the Annual Meeting by direction of such participating officers. Does not include 11,449 shares held by a trust established by the Company to fund certain benefits to be paid to the President and Chief Executive Officer of the Company. See "Executive Compensation - Excess Benefit Plan."

                              ELECTION OF DIRECTORS

         The Articles of Incorporation and Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by the Company's Bylaws is nine.

         At the Annual Meeting, stockholders of the Company will be asked to elect three directors for a three-year term and until their successors are elected and qualified. The three nominees for election as directors were selected by the Nominating Committee of the Board of Directors. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting, and no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

         Article 7.F of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, to be made pursuant to timely notice in writing to the Secretary of the Company, as set forth in the Articles of Incorporation. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholders' notice must be delivered to, or mailed and received at, the principal executive offices of the Company, not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Each written notice of a stockholder nomination must set forth certain information specified in the Articles of Incorporation. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Articles of Incorporation.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

         The following tables present information concerning each nominee for director and each director whose term continues and reflects his/her tenure as a director of the Company and his/her principal occupation during the past five years.

          NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2005

                                                  Position with the Company and                  Director
          Name                 Age       Principal Occupation During the Past Five Years         Since(1)
--------------------------     ---   --------------------------------------------------------    --------
Herbert S. Skuba                63   Vice Chairman of the Board of the Company and ESB Bank;       1988
                                     Director, President and Chief Executive Officer of
                                     Ellwood City Hospital, Ellwood City, Pennsylvania.

Charlotte A. Zuschlag           50   Director; President and Chief Executive Officer of the        1988
                                     Company since February 1991 and of ESB Bank since
                                     June 1989.

William B. Salsgiver            68   Chairman of the Board of the Company and ESB Bank; a          1987
                                     principal of the property development and residential
                                     construction firm, Perry Homes, Zelienople, Pennsylvania.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE
                          ABOVE NOMINEES FOR DIRECTOR.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                      DIRECTORS WITH TERMS EXPIRING IN 2003

                                                  Position with the Company and                 Director
        Name                   Age       Principal Occupation During the Past Five Years        Since(1)
-------------------            ---   -------------------------------------------------------    --------
Charles Delman                  76   Director; retired; former Chairman, President and            1994
                                     Chief Executive Officer of ESB Bancorp, Inc. from June
                                     1989 to March 1994 and President of Economy Savings
                                     Bank, PaSA ("Economy") from 1971 to December 1992.
                                     Chairman of Economy from January 1993 to March 1994.

Edmund C. Smith                 81   Director; retired; former Works Manager, Armco Steel,        1994
                                     Ambridge, Pennsylvania.

Edwin A. Thaner                 53   Director; Proprietor and principal engineer with E.A.        1997
                                     Thaner & Associates, Wexford, Pennsylvania, a civil
                                     engineering firm.


                      DIRECTORS WITH TERMS EXPIRING IN 2004

                                                  Position with the Company and                 Director
             Name              Age      Principal Occupation During the Past Five Years         Since(1)
---------------------------    ---   ------------------------------------------------------     --------
George William Blank, Jr.       78   Director; President of George W. Blank Supply Co.,           1974
                                     Inc., Ellwood City, Pennsylvania, a concrete products
                                     manufacturer and building supply distributor.

Lloyd L. Kildoo                 62   Director; Owner and Funeral Director of Glenn-Kildoo         1986
                                     Funeral Homes of Zelienople and Cranberry Township,
                                     Pennsylvania.

Mario J. Manna                  66   Retired tax collector, Borough of Coraopolis,                2001
                                     Pennsylvania


-------------

(1) Includes service with ESB Bank prior to the Bank's conversion to the holding company form.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following table sets forth certain information with respect to the executive officers of the Company who are not also directors of the Company. All executive officers of the Company are elected annually by the Board of Directors and shall serve at the discretion of the Board of Directors.


                                               Position with the Company and
         Name              Age       Principal Occupation During the Past Five Years
----------------------     ---    -------------------------------------------------------
Frank D. Martz              46    Group Senior Vice President of Operations of the
                                  Company since January 2000 and Secretary of the
                                  Company since February 1991; Group Senior Vice
                                  President of Operations of ESB Bank since January 2000
                                  and Secretary of ESB Bank since November 1989; Senior
                                  Vice President of Operations of the Company and ESB
                                  Bank from April 1993 through December 1999.

Charles P. Evanoski         43    Group Senior Vice President of the Company and ESB
                                  Bank since January 2000 and Chief Financial Officer of
                                  the Company and ESB Bank since April 1993; Senior Vice
                                  President of the Company and ESB Bank from April 1993
                                  through December 1999.

Todd F. Palkovich           47    Group Senior Vice President of Lending of the Company
                                  and ESB Bank since January 2000; Senior Vice President
                                  of Lending of the Company and ESB Bank from April 1993
                                  through December 1999.

Robert C. Hilliard          52    Group Senior Vice President of Internal Audit,
                                  Compliance and Loan Review of the Company and ESB Bank
                                  since January 2000; Senior Vice President of Internal
                                  Audit, Compliance  and Loan Review of the Company and
                                  ESB Bank from March 1995 through December 1999. Mr.
                                  Hilliard is a certified public accountant.

Thomas F. Angotti           54    Group Senior Vice  President of Administration of the
                                  Company since February 2000; President and Chief
                                  Executive Officer of SHS Bancorp, Inc. from September
                                  1997 through February 2000; President and Chief
                                  Executive Officer of Spring Hill Savings Bank from
                                  April 1997 through May 2000; President of Spring Hill
                                  Savings Bank from September 1989 through April 1997.


DIRECTORS' COMPENSATION

         As of December 31, 2001, except as described below, all non-employee directors of the Company receive $794 per month (except for Mr. Skuba who receives $1,032 per month as Vice Chairman of the Company's Board of Directors) and are not compensated for attendance at committee meetings. Mr. Salsgiver receives $1,270 per month as Chairman of the Company's Board of Directors. Full-time employee directors of the Company do not receive any fees for Board or committee meetings. During 2001, total compensation paid to directors of the Company amounted to $81,616 in the aggregate.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         Regular meetings of the Board of Directors of the Company are held on a monthly basis and special meetings of the Board of Directors of the Company are held from time-to-time as needed.

         There were 13 meetings of the Board of Directors of the Company held during 2001. No director attended fewer than 75% of both the aggregate total number of meetings of the Board of Directors held during 2001 and the total number of meetings held by all committees of the Board on which the director served during such year.

         The Board of Directors of the Company has established various standing committees of the Board, including Executive, Compensation and Audit Committees. The entire Board of Directors of the Company acts as a Nominating Committee. The Company and its subsidiaries have other committees comprised of officers and directors of the Company and such subsidiaries which meet for specific purposes.

         The Executive Committee of the Company is authorized to exercise the powers of the Board of Directors between regular meetings of the Board. Currently, Messrs. Skuba, Salsgiver and Delman and Ms. Zuschlag (Chairperson) serve as members of this Committee. During 2001, the Executive Committee met four times.

         The Compensation Committee of the Company makes recommendations regarding officer salaries to the Board of Directors. Currently, Messrs. Salsgiver (Chairman), Kildoo and Smith serve as members of this Committee. During 2001, the Compensation Committee met once.

         The Audit Committee of the Company reviews the Company's records and affairs to determine its financial condition, reviews the Company's systems of internal control with management and the independent auditors, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, Messrs. Smith (Chairman), Delman, Kildoo and Manna serve as members of this Committee. The Audit Committee met four times during 2001. The members are independent as defined in Rule 4200(a)(14) of the listing standards of the Nasdaq Stock Market.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC.

                                                     Edmund C. Smith, Chairman
                                                     Charles Delman
                                                     Lloyd L. Kildoo
                                                     Mario J. Manna

                             EXECUTIVE COMPENSATION
SUMMARY

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company or its subsidiaries for services rendered in all capacities during the last three fiscal years to the President and Chief Executive Officer and the five other highest compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

===================================================================================================================================
                                              ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                          ----------------------------          ------------------------------
                                                                    OTHER                     AWARDS                   ALL OTHER
          NAME AND                                                 ANNUAL                                           COMPENSATION(4)
      PRINCIPAL POSITION       YEAR      SALARY       BONUS      COMPENSATION
                                                                     (1)
                                                                                 ------------------------------
                                                                                     STOCK           SECURITIES
                                                                                   GRANTS (2)        UNDERLYING
                                                                                                     OPTIONS(3)
-----------------------------------------------------------------------------------------------------------------------------------
Charlotte A. Zuschlag          2001      $299,231      $ 90,000       $ --              $90,160          15,000            $27,830
President and Chief            2000       285,090       140,200         --                --             16,931             28,135
Executive Officer              1999       271,062        55,000         --                --             17,852             28,718

-----------------------------------------------------------------------------------------------------------------------------------
Charles P. Evanoski            2001      $113,908      $ 22,680       $ --              $11,270           3,300            $19,746
Group Senior Vice President    2000       109,339        26,800         --                --              9,600             19,034
and Chief Financial Officer    1999       103,092        15,000         --                --              5,940             19,029

-----------------------------------------------------------------------------------------------------------------------------------
Frank D. Martz                 2001      $113,908      $ 22,680       $ --              $11,270           3,300            $19,746
Group Senior Vice President    2000       109,339        26,800         --                --              9,600             19,034
of Operations and Secretary    1999       103,092        15,000         --                --              5,940             19,029

-----------------------------------------------------------------------------------------------------------------------------------
Todd F. Palkovich              2001      $113,908      $ 22,680       $ --              $11,270           3,300            $19,746
Group Senior Vice President    2000       109,339        26,800         --                --              9,600             19,034
of Lending                     1999       103,092        15,000         --                --              5,940             19,029

-----------------------------------------------------------------------------------------------------------------------------------
Robert C. Hilliard             2001      $104,462      $ 20,800       $ --              $11,270           3,300            $18,118
Group Senior Vice President    2000       100,308        25,000         --                --              9,600             17,476
of Internal Audit,             1999        94,609        14,000         --                --              5,940             17,471
Compliance and Loan Review

-----------------------------------------------------------------------------------------------------------------------------------
Thomas F. Angotti(5)           2001      $104,462      $ 20,800       $ --              $11,270           3,300            $18,118
Group Senior Vice President    2000        88,769        25,000         --                --              9,600             16,921
of Administration

===================================================================================================================================

-------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues and the use and maintenance of an automobile. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended December 31, 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(2)    Represents the grant of 8,000, 1,000, 1,000, 1,000, 1,000 and 1,000 shares of restricted Common Stock to Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich, Hilliard and Angotti, respectively, in 2001 pursuant to the MRP, which were deemed to have had the indicated value at the date of grant, and which had a fair market value at December 31, 2001 of $82,800, $10,350, $10,350, $10,350, $10,350 and $10,350, respectively. The awards vest over four years; 20% immediately and 20% each year from the date of grant. Dividends paid on the restricted Common Stock are paid to the recipient.

(3) Represents grants of stock options under the Company's stock option plans. The awards have been adjusted for subsequent stock splits and any stock dividends.

(4) During the year ended December 31, 2001, consists of amounts allocated, accrued or paid by the Company on behalf of Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich, Hilliard and Angotti pursuant to the Profit Sharing Plan of $5,950, $4,780, $4,780, $4,780, $4,384 and $4,384,
       respectively, and estimated allocations under the ESOP of $21,880, $14,966, $14,966, $14,966, $13,734 and $13,734, respectively.

(5) Mr. Angotti became an executive officer of the Company on February 10, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person, other than the Company's ESOP, who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during 2001, all Section 16(a) filing requirements applicable to its officers and directors were complied with.

STOCK OPTIONS

         The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans to the named executive officers during the year ended December 31, 2001.

====================================================================================================================
                                                                                    Potential Realizable Value at
                                                                                         Assumed Annual Rates
                                                                                     of Stock Price Appreciation
                                 Individual Grants                                        for Option Term(4)
--------------------------------------------------------------------------------------------------------------------
                                          % of Total
                                            Options
                             Options      Granted to      Exercise     Expiration
           Name             Granted(1)   Employees(2)     Price(3)        Date            5%                10%
--------------------------------------------------------------------------------------------------------------------
Charlotte A. Zuschlag     15,000         25.2%         $11.27            11/19/11        $104,700           $264,750

--------------------------------------------------------------------------------------------------------------------
Charles P. Evanoski        3,300          5.5           11.27            11/19/11          23,034             58,245

--------------------------------------------------------------------------------------------------------------------
Frank D. Martz             3,300          5.5           11.27            11/19/11          23,034             58,245

--------------------------------------------------------------------------------------------------------------------
Todd F. Palkovich          3,300          5.5           11.27            11/19/11          23,034             58,245

--------------------------------------------------------------------------------------------------------------------
Robert C. Hilliard         3,300          5.5           11.27            11/19/11          23,034             58,245

--------------------------------------------------------------------------------------------------------------------
Thomas F. Angotti          3,300          5.5           11.27            11/19/11          23,034             58,245

====================================================================================================================

..........

(1) The options vested immediately and are exercisable on the date of grant.

(2) Percentage of options to purchase Common Stock granted to all employees during 2001.

(3) The exercise price was based on the market price of the Common Stock on the date of grant.

(4) Assumes compounded rates of return for the remaining life of the options and future stock prices of $18.25 and $28.92 at compounded rates of return of 5% and 10%, respectively.

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 2001 and options held at December 31, 2001.

=========================================================================================================================
                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES
-------------------------------------------------------------------------------------------------------------------------
                                                                    Number of                        Value of
                                 Shares                            Unexercised                     Unexercised
                               Acquired on                    Options at Year End(1)               Options at
                                Exercise        Value                                              Year End(2)
            Name                              Realized
-------------------------------------------------------------------------------------------------------------------------
                                                           Exercisable    Unexercisable    Exercisable     Unexercisable
-------------------------------------------------------------------------------------------------------------------------
Charlotte A. Zuschlag             4,966         $31,882      100,671              0       $ 119,954        $     0
-------------------------------------------------------------------------------------------------------------------------
Charles P. Evanoski               1,484           9,230       34,391          6,400          47,933         10,906

-------------------------------------------------------------------------------------------------------------------------
Frank D. Martz                    3,832          15,443       29,557          6,400          30,178         10,906

-------------------------------------------------------------------------------------------------------------------------
Todd F. Palkovich                   0                 0       33,391          6,400          42,363         10,906
-------------------------------------------------------------------------------------------------------------------------
Robert C. Hilliard                  0                 0       26,365          6,400          23,247         10,906
-------------------------------------------------------------------------------------------------------------------------
Thomas F. Angotti                   0                 0       40,820          6,400         160,579         10,906
=========================================================================================================================


(1)      As adjusted for subsequent stock splits and stock dividends.
(2)      Based on a per share market price of $10.35 at December 31, 2001.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

         ESB Bank has entered into an employment agreement with Ms. Zuschlag pursuant to which ESB Bank agreed to employ her as President and Chief Executive Officer for a term of three years with a current base salary of $311,600. Such salary may be increased in the discretion of the Board of Directors of ESB Bank but may not be decreased during the term of the agreement without the prior written consent of Ms. Zuschlag. On an annual basis, the Board of Directors of ESB Bank considers whether to renew the employment agreement for an additional year. The employment agreement is terminable with or without cause by ESB Bank. The employment agreement provides that in the event of a wrongful termination of employment (including a voluntary termination by Ms. Zuschlag as a result of ESB Bank's material breach of the agreement or for "good reason" following a change in control of the Company, including a change in her position, salary or duties without her consent), Ms. Zuschlag would be entitled to (1) an amount of cash severance which is equal to three times her average annual compensation over the last five years, and (2) continued participation in certain employee benefit plans of ESB Bank for the remaining term of the agreement or shorter period upon her full-time employment by another employer. The employment agreement with ESB Bank provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by Ms. Zuschlag, by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by ESB Bank for federal income tax purposes. Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

         The Company has also entered into an employment agreement with Ms. Zuschlag to serve on terms substantially similar to the agreement entered into with ESB Bank, except as provided below. Ms. Zuschlag's compensation, benefits and expenses are paid by the Company and ESB Bank in the same proportion as the time and services actually expended by her on behalf of each company. However, the agreement with the Company provides that severance payments payable to Ms. Zuschlag by the Company shall (1) include the amount by which the severance benefits payable by ESB Bank are reduced by Section 280G of the Code, and (2) not be subject to reduction in the event of a change in control as are the amounts payable by ESB Bank. As a result, the severance benefits payable by the Company may constitute "parachute payments" under Section 280G of the Code. In addition, the agreement with the Company provides that the Company shall reimburse Ms. Zuschlag for any resulting excise taxes payable by her, plus such additional amount as may be necessary to compensate her for the payment of state and federal income, excise and other employment-related taxes on the additional payments.

         The Company and ESB Bank entered into change of control agreements with Messrs. Evanoski, Martz, Palkovich, Hilliard and Angotti in order to assist them in maintaining a stable and competent management base. The agreements provide for a three-year term, and subject to satisfactory performance reviews, among other things, shall extend on each anniversary date for an additional year so that the remaining term will be three years, unless either the Boards of Directors of the employers or the executive provides contrary written notice to the other not less than 30 days in advance of such anniversary date. The agreements are automatically extended for an additional one year upon a Change in Control, as defined. The agreements provide for payments in the event that certain adverse actions are taken with respect to the executive's employment subsequent to a Change in Control in an amount equal to 1.5 times the respective executive's annual compensation, as defined.

EXCESS BENEFIT PLAN

         The Company has adopted an Excess Benefit Plan ("EBP") for the purpose of permitting Ms. Zuschlag, and any other employees of the Company who may be designated pursuant to the EBP, to receive certain benefits that Ms. Zuschlag and any other employees of the Company otherwise would be eligible to receive under the Company's Retirement Plan and ESOP but for the limitations set forth in Sections 401(a)(17), 402(g) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the EBP, during any plan year the Company shall make matching contributions on behalf of the participant in an amount equal to the amount of matching contributions that would have been made by the Company on behalf of the participant but for limitations in the Code, less the actual amount of matching contributions actually made by the Company on behalf of the participant. Finally, the EBP generally provides that during any plan year a participant shall receive a supplemental ESOP allocation in an amount equal to the amount which would have been allocated to the participant but for limitations in the Code, less the amount actually allocated to the participant pursuant to the ESOP. The supplemental benefits to be received by a participant pursuant to the EBP shall be credited to an account maintained pursuant to the EBP within 180 days after the end of each plan year. In connection with its adoption of the EBP, the Company adopted a trust which currently holds 11,449 shares of Common Stock to fund its obligation to Ms. Zuschlag under the EBP.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The Company has adopted a Supplemental Executive Benefit Plan ("SERP") in order to provide supplemental retirement and death benefits for certain key employees of the Company. Under the SERP, participants shall receive an annual retirement benefit following retirement at age 65 equal to 25% of the participant's final average pay multiplied by a target retirement benefit percentage. Final average pay is based upon the participant's last three year's compensation and the target benefit percentage is equal to the fraction resulting from the participant's years of credited service divided by 20. Benefits under the plan are payable in ten equal annual payments and a lesser benefit is payable upon early retirement at age 55 with at least ten years of service. If a participant dies prior to retirement, the participant's estate will receive a lump sum payment equal to the net present value of future benefit payments under the plan. At December 31, 2001, Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich, Hilliard and Angotti had 13, 18, 22, 10, 23 and 15 years of credited service under the SERP, respectively.

COMPENSATION COMMITTEE

         Executive compensation is determined by the Compensation Committee of the Board of Directors. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below, as defined.

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

         The executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"), which is composed of the individuals listed below this report, none of whom is a full-time employee director of the Company. The Committee makes recommendations regarding officer salaries to the Board of Directors.

         The Committee determines the level of salary increases, if any, to take effect on December 1 after reviewing various published surveys of compensation paid to executives performing similar duties for financial institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in ESB Bank's market. Also, it is the policy of the Committee to determine the salary components of executive compensation upon the basis of corporate performance. The performance factors which the Committee considers are profitability, capital levels, and performance relative to such industry standards as problem asset levels, loan production, regulatory compliance, and asset-liability management. The Committee also considers whether or not the overall value of the Company has improved from year to year.

         The Company's executive compensation program are designed to:

         1. Align the interests of executives with the interests of the stockholders by providing performance based awards in cash and stock; and

         2. Allow the Company to compete for and retain executives critical to the Company's success by providing an opportunity for compensation that is comparable to the levels offered by other companies in our market.

         Stock options were granted to executive officers of the Company during fiscal 2000. Ms. Zuschlag received 16,931 options and Messrs. Evanoski, Martz, Palkovich, Hilliard and Angotti each received 9,600 options (adjusted for a subsequent 20% stock split). Stock options and Management Recognition Plan ("MRP") stock awards were granted to executive officers of the Company during fiscal 2001. Ms. Zuschlag received 15,000 options and Messrs. Evanoski, Martz, Palkovich, Angotti and Hilliard each received 3,300 options. In addition in 2001, Ms. Zuschlag received an MRP grant of 8,000 shares and Messrs. Evanoski, Martz, Palkovich, Angotti and Hilliard each received a grant of 1,000 shares.

         Bonuses were paid to the executive officers of the Company during fiscal 2000. Ms. Zuschlag was paid $140,200. Messrs. Evanoski, Martz, Palkovich, Angotti and Hilliard were paid $26,800, $26,800, $26,800, $25,000 and $25,000, respectively. Bonuses were paid to the executive officers of the Company during fiscal 2001. Ms. Zuschlag was paid $90,000 and Messrs. Evanoski, Martz, Palkovich, Angotti and Hilliard were paid $22,680, $22,680, $22,680, $20,800 and $20,800, respectively.

         Ms. Zuschlag's compensation increased from $285,090 for fiscal 2000 to $299,231 for fiscal 2001. Messrs. Evanoski, Martz and Palkovich's compensation increased from $109,339 for fiscal 2000 to $113,908 for fiscal 2001. Mr. Hilliard's compensation increased from $100,308 for fiscal 2000 to $104,462 for fiscal 2001. Mr. Angotti's compensation increased from $88,769 for fiscal 2000 to $104,462 for fiscal 2001. At the meeting of the Committee that determined executive officers salaries to be effective December 1, 2001, the Committee reviewed and considered various published compensation surveys, the executive officers increased scope of responsibilities relating to ESB Financial Corporation's continuing growth as well as the aforementioned factors, the Committee recommended to the Board of Directors and increase in salary to a level of $311,600 for Ms. Zuschlag, a level of $120,000 for Messrs. Evanoski, Martz and Palkovich and a level of $110,000 for Messrs. Hilliard and Angotti.

                                         The Compensation Committee

                                         William B. Salsgiver (Chairman)
                                         Lloyd L. Kildoo
                                         Edmund C. Smith

PERFORMANCE GRAPH

         The following two graphs compare the yearly cumulative total return on the Common Stock over five-year and ten-year measurement periods with (i) the yearly cumulative total return on the stocks included in the S&P 500 Total Return Index and (ii) the yearly cumulative total return on the stocks included in the SNL Securities All Banks and Thrifts Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable year.


                                    [Graph]




                                                                      PERIOD ENDING
                                          -------------------------------------------------------------------------
Index                                     12/31/96    12/31/97    12/31/98     12/31/99     12/31/00    12/31/01
-------------------------------------------------------------------------------------------------------------------
ESB Financial Corporation                 $100.00     $158.9       $150.01       $113.05     $106.76     $140.03

S&P 500                                   100.00      133.37        171.44        207.52      188.62      166.22

SNL All Bank and Thrift Index             100.00      153.51        162.95        155.89      199.32      191.10


                                    [GRAPH]


                                                                       PERIOD ENDING
                           -------------------------------------------------------------------------------------------------------
INDEX                      12/31/91 12/31/92 12/31/93  12/31/94  12/31/95 12/31/96  12/31/97 12/31/98 12/31/99 12/31/00 12/31/01
----------------------------------------------------------------------------------------------------------------------------------
ESB Financial Corporation   100.00   181.00    181.35    158.12    198.77    214.02   340.09   321.06   241.94   228.49   299.70
S&P 500                     100.00   107.62    118.47    120.03    165.13    202.89   270.59   347.84   421.04   382.69   337.23
SNL All Bank & Thrift Index 100.00   137.32    152.38    149.01    231.98    321.56   493.61   523.96   501.26   605.54   614.48

INDEBTEDNESS OF MANAGEMENT

         In accordance with applicable federal laws and regulations, ESB Bank offers mortgage loans to its directors, officers and full-time employees for the financing of their primary residences as well as various consumer loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties;
(ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined.

         As of December 31, 2001, three of the directors of the Company had aggregate loan balances in excess of $60,000, which amounted to $705,393 in the aggregate. All such loans were made by ESB Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.


           PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         At the Annual Meeting, stockholders will be asked to consider and approve a proposal to amend the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock from 10,000,000 to 30,000,000. Such amendment was unanimously approved by the Board of Directors of the Company.

DISCUSSION OF THE PROPOSED AMENDMENT

         The Company's Articles of Incorporation currently authorize 15,000,000 shares of capital stock, consisting of 10,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share. The proposed amendment to the Articles of Incorporation would increase the number of shares of authorized capital stock by 20,000,000 to 35,000,000 shares. If the amendment is authorized, paragraph A of Article 5 of the Company' s Articles of Incorporation would be amended to read as follows:

         "ARTICLE 5. CAPITAL STOCK. A. AUTHORIZED AMOUNT. The total number of shares of capital stock which the Corporation has authority to issue is 35,000,000, of which 5,000,000 shall be serial preferred stock, $.01 par value per share (hereinafter "Preferred Stock"), and 30,000,000 shall be common stock, par value $.01 per share (hereinafter "Common Stock"). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of stockholders. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefor."

         As of December 31, 2001, there were 7,320,388 shares of Common Stock outstanding. In addition, an aggregate of 1,057,102 shares of Common Stock were reserved for issuance pursuant to the Company's dividend reinvestment and various stock-based compensation and employee benefit plans, leaving only 1,622,510 shares of Common Stock available for issuance.

         The Board of Directors has determined that the number of shares of authorized Common Stock should be increased to provide the Company with the flexibility to conduct the Company's future operations, including the issuance, distribution, exchange or reservation of shares of Common Stock for stock dividends (the Company has declared a stock dividend in prior years, including in each of the past two years), acquisitions, financing and employee stock compensation plans. The Board of Directors currently has no specific plan to issue additional Common Stock, except pursuant to the Company's employee stock compensation plans.

         Under certain circumstances, authorized but unissued shares of Common Stock and Preferred Stock can provide the Board of Directors with a means of discouraging an unsolicited change in control of the Company. Although the proposed amendment may allow the Board of Directors to issue additional shares of Common Stock in the event of an unsolicited attempt to acquire control of the Company as a means of discouraging a hostile acquirer, the Board of Directors has no present intention of using the existing or proposed authorized but unissued Common Stock or the existing authorized but unissued Preferred Stock for such purpose. The Board of Directors is not presently aware of any plans to acquire control of the Company.

         Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. Stockholders who desire to maintain their interest may be able to do so through normal market purchases, however.

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF ADOPTION OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.


           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

GENERAL

         The Board of Directors of the Company has appointed Ernst & Young LLP, as independent auditors for the Company for the year ending December 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Ernst & Young that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Ernst & Young will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

CHANGE IN AUDITORS

         Prior to the year ended December 31, 2000, the Company's financial statements were audited by KPMG LLP. The engagement of KPMG was terminated by the Board of Directors and Ernst & Young was engaged in May 2000 and remains as the independent auditors of the Company. In connection with their audit for the years ended December 31, 1999 and 1998 and during subsequent interim periods preceding the replacement of KPMG, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. KPMG's report on the financial statements for 1999 and 1998 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During 1999 and 1998 and the subsequent interim periods preceding KPMG's replacement, KPMG did not advise, and has not indicated to the Company that it had reason to advise, the Company of any reportable event, as defined in
Item 304(a) of Regulation S-K of the Exchange Act. During 1999 and 1998 and the subsequent interim periods preceding the selection of Ernst & Young, the Company had not consulted Ernst & Young regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any other matters that would be required to be reported herein.

AUDIT FEES

         The aggregate amount of the fees billed by Ernst & Young for its audit of the Company's annual financial statements for 2001 and its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $106,050.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         Ernst & Young did not provide any services to the Company for financial information systems design and implementation during 2001.

ALL OTHER FEES

         The aggregate amount of the fees billed by Ernst & Young for all other services rendered by it to the Company during 2001 was $132,650. These services consisted primarily of tax compliance and tax consulting services, which accounted for fees of $87,675, as well as audit related services such as the audit of the Company's benefit plans, the agreed upon procedures for reviewing student loans performed under the Federal Family Educational Loan Program and the issuance of consents in connection with various registration statements, which accounted for fees of $44,975.

         The Board of Directors and its Audit Committee considered the compatibility of the non-audit services provided to the Company by Ernst & Young in 2001 on the independence of Ernst & Young from the Company in evaluating whether to appoint Ernst & Young to perform the audit of the Company's financial statements for the year ending December 31, 2002.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP, AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company has retained Morrow & Company, a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arrangement with such firm is $3,000 plus reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company, must be received at the principal executive offices of the Company, 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117,
Attention: Secretary, no later than November 15, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company's Proxy Statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10.F of the Company's Articles of Incorporation, which provides that to be properly brought before an annual meeting, business must be (a) properly brought before the meeting by or at the direction of the Board of Directors or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the

Company, or not later than February 16, 2003 in connection with the next annual meeting of stockholders of the Company. A stockholder's notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the Articles of Incorporation. No stockholder proposals have been received by the Company in connection with the Annual Meeting.


                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this proxy statement.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED DECEMBER 31, 2001. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO ESB FINANCIAL CORPORATION, 600 LAWRENCE AVENUE, ELLWOOD CITY, PENNSYLVANIA 16117, ATTENTION: SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.

                                 REVOCABLE PROXY
                           ESB FINANCIAL CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ESB FINANCIAL CORPORATION (THE "COMPANY") FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2002 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Connoquenessing Country Club located at RD #2, Route 65, Ellwood City, Pennsylvania, on Wednesday, April 17, 2002, at 4:00 p.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated on the reverse side hereof.

1. Election of Directors

      [  ]        FOR all nominees listed         [  ]   WITHHOLD AUTHORITY to
                  (except as marked to the               vote for all nominees
                  contrary.)                             listed.

Nominees for three-year term:

HERBERT S. SKUBA, CHARLOTTE A. ZUSCHLAG AND WILLIAM B. SALSGIVER.


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------------------------------------------------------------------


2. Proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 30,000,000.

        FOR  [ ]                   AGAINST  [ ]           ABSTAIN  [ ]

3. Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2002.

        FOR  [ ]                   AGAINST  [ ]           ABSTAIN  [ ]


     In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

     The Board of Directors recommends that you vote FOR the nominees for director listed on the reverse side hereof and FOR the proposals to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock and to ratify the independent auditors for 2002 You are encouraged to specify your choices by marking the appropriate boxes on the reverse side; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

     SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND FOR THE PROPOSAL TO RATIFY THE INDEPENDENT AUDITORS FOR 2002, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for April 17, 2002, a Proxy Statement for the Annual Meeting and the 2001 Annual Report to Stockholders.

     PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

                                            Date:                         , 2002
                                                 -------------------------

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Signature

                                            PLEASE SIGN EXACTLY AS YOUR NAME(S)
                                            APPEAR(S) ON THIS PROXY. ONLY ONE
                                            SIGNATURE IS REQUIRED IN CASE OF A
                                            JOINT ACCOUNT. WHEN SIGNING IN A
                                            REPRESENTATIVE CAPACITY, PLEASE GIVE
                                            TITLE.